                                                                EXHIBIT NO. (24)


                              POWERS OF ATTORNEY

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



     March 12, 1997
---------------------------------------
Date



/s/ MICHAEL J. VELOTTA
---------------------------------------
Michael J. Velotta
Vice President, Secretary, General Counsel
and Director

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



     March 12, 1997
----------------------------------------
Date



/s/ MARLA G. FRIEDMAN
----------------------------------------
Marla G. Friedman
Vice President

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     March 12, 1997
----------------------------------
Date


/s/ PETER H. HECKMAN
----------------------------------
Peter H. Heckman
President, Chief Operating Officer
 and Director

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


    March 12, 1997
---------------------------------
Date



/s/ KEVIN R. SLAWIN
---------------------------------
Kevin R. Slawin
Vice President and Director

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     March 12, 1997
-----------------------------------
Date



/s/ KEITH A. HAUSCHILDT
-----------------------------------
Keith A. Hauschildt
Assistant Vice President & Controller

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that Karen C. Gardner whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



     March 12, 1997
---------------------------------------
Date



/s/ KAREN C. GARDNER
---------------------------------------
Karen C. Gardner
Vice President

                              POWERS OF ATTORNEY

             WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                 "SCHEDULED ANNUITY MANAGER" ("SAM") CONTRACT



     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Michael J. Velotta and Louis G. Lower, II, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Scheduled Annuity Manager Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


      March 12, 1997
--------------------------------
Date



/s/ JOHN R. HUNTER
--------------------------------
John R. Hunter
Director